EXHIBIT 10.2

                             SECURED REVOLVING NOTE


$15,000,000                                                   September 23, 1999


     FOR VALUE RECEIVED, the undersigned, SUPREMA SPECIALTIES, INC., a corporation duly organized and existing under the laws of the State of New York (the "Borrower"), hereby unconditionally promises to pay to the order of Mellon Bank, N.A. (the "Bank"), at the office of Fleet Bank, N.A., as Agent (the "Agent"), having an address at 208 Harristown Road, Glen Rock, New Jersey 07452, for the account of the Bank, on the Termination Date, the principal amount of up to FIFTEEN MILLION 00/00 DOLLARS ($15,000,000.00) or, if less, the aggregate unpaid principal amount of the Loans made by the Bank to the Borrower pursuant to the Loan Agreement (as such term is defined below), together with interest on the aggregate unpaid principal amount thereof.

     This Note shall be governed by the terms and provisions of that certain Third Amended and Restated Revolving Loan, Guaranty and Security Agreement dated as of the date hereof between the Borrower, Suprema Specialties West, Inc., as a guarantor, Suprema Specialties Northeast, Inc. as a guarantor (collectively, Suprema Specialties West, Inc. and Suprema Specialties Northeast, Inc. are referred to herein as the "Guarantors"), the Agent, the Bank, and certain other banks parties thereto, as the same may be amended, supplemented, restated or otherwise modified from time to time (the "Loan Agreement"). This Note shall be entitled to the benefits of all of the terms and conditions of, and the security of all security interests, liens and rights granted by Borrower and Guarantors to the Agent for the benefit of the Bank under the Loan Agreement and the other Loan Documents. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

     The Borrower shall pay interest to the Bank on the outstanding principal balance of this Note at the Lending Rate. During any period in which an Event of Default shall have occurred and be continuing, whether or not the maturity of the Loans shall be accelerated, or after the Termination Date, the rate of interest payable hereunder shall be the Default Rate, which is a per annum rate equal to the Lending Rate plus an additional three percent (3%); provided, that in no event shall any interest paid hereunder exceed the maximum rate permitted by law.

     The Borrower shall pay the Bank all interest accrued on the Loans in accordance with the Loan Agreement. Any payment not received within ten (10) days of its due date shall be accompanied by a late charge of five percent (5%) of the amount of such payment. The entire unpaid principal balance of this Note, plus any accrued and unpaid interest, shall be due and payable on the Termination Date. All such principal and interest shall be payable in lawful currency of the United States of America in immediately available funds.

     The Bank shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower hereunder and the amount of principal and interest payable and paid from time to time under the Loans. In any legal proceeding relating to the Loans, the entries made in such account shall be presumptive evidence of the existence and amounts of the obligations of the Borrower therein recorded.

     Upon the receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of this Note, and, in the case of any loss, theft, destruction or mutilation, upon surrender and cancellation of this Note, the Borrower will issue, in lieu thereof, a replacement note in the same principal amount thereof and otherwise of like tenor.

     In the event that any date for payment of interest or principal hereunder is not a Business Day, such payment shall be due on the next succeeding day which is a Business Day and interest shall accrue for such extension of time.

     The Borrower shall further reimburse the Bank or any holder of this Note for any loss or expense (including reasonable attorney's fees) which they may sustain or incur as a consequence of the failure by the Borrower to honor its obligations hereunder.

     No course of dealing between the Borrower and the Bank or any delay on the part of the Bank in exercising any rights hereunder shall operate as a waiver of any rights of any holder hereof. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Borrower shall bind its successors and assigns, whether so expressed or not. This Note shall be construed in accordance with and be governed by the laws of the State of New Jersey.

                                           SUPREMA SPECIALTIES, INC.


                                           By: /s/ Mark Cocchiola
                                              ----------------------------------
                                           Name:  Mark Cocchiola
                                           Title: President

                           SUPREMA SPECIALTIES, INC.

          Schedule  Attached to the Restated Secured Revolving Note of
          Suprema   Specialties,   Inc.   payable   to  the  order  of
          ___________

                     LOANS, INTEREST AND PRINCIPAL PAYMENTS

           Loan       Principal      Interest      Interest Paid      Notation
Date      Amount       Balance         Rate           to Date         Made By
----      ------       -------         ----           -------         -------

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The aggregate unpaid principal amount shown on this schedule shall be rebuttable presumptive evidence of the principal amount owing and unpaid on this Note. The failure to record the date and amount of any Loan on this schedule shall not however, limit or otherwise affect the obligations of the Borrower under the Loan Agreement or under this Note to repay the principal amount of the Loans evidenced by this Note together with all interest accruing thereon.